UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	33-12791 & 811-5069

EquiTrust Variable Insurance Series Fund

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997
(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1.	Reports to Stockholders.

EquiTrust Variable Insurance Series Fund

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

This report is not to be distributed unless preceded or accompanied by a current prospectus.

ANNUAL REPORT

DECEMBER 31, 2006

January 29, 2007

PRESIDENT’S LETTER

Dear Shareholder:

Equities finished strong in 2006, with many market benchmarks posting double-digit gains for the year. International equity benchmarks generally outperformed domestic benchmarks. The internationally-developed markets’ MSCI EAFE Index, for example, topped the S&P 500 Stock Composite Index (“S&P 500” or the “Index”), with a total return of 26.86% versus 15.79%. Domestic large-caps and small-caps finished well, with the Dow Jones Industrial Average returning 19.03% and the Russell 2000 18.43%. The NASDAQ Composite returned a more modest — but still double-digit — gain of 10.38% for the year.

Aside from the high yield fixed-income market, fixed-income returns were generally more modest for the year. The Lehman Brothers U.S. Corporate High Yield Index (“High Yield Index”) returned 11.85%, but the broad Lehman Brothers U.S. Aggregate Index (“Aggressive Index”) returned just 4.33%. Returns on investment grade issues were similar, with the Lehman Brothers U.S. Investment Grade Corporate Index (“Corporate Index”) returning 4.30%. The Lehman Brothers U.S. Treasury Index (“Treasury Index”) returned only 3.08% for the year, reflecting a broad upward shift in the interest rate yield curve.

The Fed raised short-term interest rates four times in 2006, taking the Fed Funds rate from 4.25% at the beginning of 2006 to 5.25% just past mid-year. It held steady at each of its successive meetings while communicating a lingering concern over inflationary pressures. Indeed, throughout the year, investors pushed up yields on longer-term maturities following any news implying that the nation’s economic health might trigger inflation. As reflected in quarterly Gross Domestic Product numbers, economic growth slowed considerably through the first three quarters of 2006 but rebounded strongly in the December quarter. Expectations remain for a strong start to 2007 as well. The U.S. economy continues to show resilience overall in spite of weakness in key areas such as business investment and housing.

Most investors readily recognize that macro-economic events turn investment performance on a quarterly and even monthly basis. However, instead of suggesting that investors seek an advanced degree in economics, we recommend that our shareholders develop an investment plan that incorporates an appropriate asset allocation strategy. In that regard, the EquiTrust Variable Insurance Series Fund provides a means to gain exposure to both the domestic equity and fixed-income markets. Below is a summary of Portfolio and market performance for 2006.

Value Growth: The Value Growth Portfolio trailed the S&P 500 for the year, returning 12.07% compared to 15.79% for the Index. All but two of the S&P 500’s sectors posted double-digit gains for the year, with its telecommunication services’ constituents topping all other sectors with an industry consolidation-driven gain of over 37% for the year. On a weighted basis, the S&P 500’s financials sector contributed the most on strong stock performance from investment banking firms and large banking organizations. The Index’s performance was more modest in health care and information technology. Health care providers and health care benefit managers were down for the year, while software manufacturers and internet software providers recorded sharp declines.

Relative to the S&P 500, the Portfolio underperformed in the financials and energy sectors as a result of underweight and/or underperforming holdings. The Portfolio outperformed in its health care and utilities positions, however, partially offsetting the underperformance elsewhere.

The broad rise in the domestic equity markets from mid-year drove valuations to less-attractive levels than we encountered in the first half of the year. That said, we continue to find the most appealing opportunities in mega- and large-cap stocks.

High Grade Bond: Treasury yields rose modestly during 2006 with the two-year yield increasing 41 basis points (“bp”) to 4.81%, the ten-year increasing by 31 bp to 4.70% and the thirty-year increasing by 27 bp to 4.81%. Despite the uptick in interest rates, the Treasury Index (25% of the Aggregate Index) had a positive return of 3.08% but trailed all spread sectors within the Aggregate Index. The Lehman Brothers U.S. Fixed Rate MBS Index (35% of the Aggregate Index) was the best performing sector of the Aggregate Index with a nominal return of 5.22% and was the second best-performing sector based on excess return with 122 bp of excess return relative to duration-neutral Treasuries. The mortgage-backed securities sector was helped by a low level of volatility during the year. The Lehman Brothers U.S. Investment-Grade Credit Index (23% of the Aggregate Index) had a nominal return of 4.26% in 2006 and was the third best-performing component of the Aggregate Index relative to Treasuries with 119 bp of excess return, after being the worst-performing sector in 2005 with a negative 85 bp of excess return. Unlike the results in 2005, lower quality issues tended to outperform during the year with the Baa Credit Index (154 bp excess return) leading the Single-A (114 bp), Aa (108 bp) and Aaa (50 bp) Indices by 40 bp, 46 bp and 104 bp, respectively. The option-adjusted spread on the Investment-Grade Credit Index moved within an 11 bp range during the year and finished the year nine bp tighter at 81 bp. It would appear that the current, generally strong credit condition of the investment grade market is fully reflected in the existing narrow spread level. The Lehman Brothers U.S. Agency Index (11% of the Aggregate Index) had a nominal return of 4.37% during the year but produced the lowest excess return (75 bp) of the major spread sectors in the Aggregate Index.

The High Grade Bond Portfolio had a total return of 4.78% which exceeded the total return of the Aggregate Index of 4.33%. The Portfolio had approximately 42% of its assets invested in corporate securities, 36% in fixed rate mortgage issues, 11% in Government Agency issues and 11% in cash equivalents. The effective duration of the Portfolio was 4.07 compared to 4.46 for the Aggregate Index, mainly because its overexposure to outperforming cash equivalents and underexposure to underperforming Treasuries more then offset Portfolio expenses.

Spread levels remain at fairly narrow levels but Treasury yields are now relatively attractive so we feel it is reasonable to keep our level of risk close to that of the Aggregate Index.

Strategic Yield: The High Yield Index had a nominal return of 11.85% during the year which outperformed the Corporate Index return of 4.30% but trailed the 15.79% return of the S&P 500. The High Yield Index produced 843 bp of excess return in 2006. A continued low level of defaults and fairly stable credit trends, as well as strong market technicals and liquidity, helped the high yield market outperform the Treasury market. The yield on the High Yield Index decreased to 7.70% from 8.17% while the option-adjusted spread fell 57 bp to 270 bp over the year. Lower rated bonds outperformed during the year with Caa-rated bonds returning 17.66%, followed by single-B rated (11.22%) and Ba rated (10.22%) bonds.

During the twelve-month reporting period ended December 31, 2006, the Strategic Yield Portfolio produced a total return of 6.79%, lagging that of the High Yield Index. Its performance was hindered by both its lower exposure to high yield issues than the High Yield Index and Portfolio expenses. At the end of the period, the Portfolio had approximately 40% of its assets invested in corporate securities rated high yield by Moody’s or S&P, 29% in corporate securities rated investment grade, 17% in Government Agency issues and 14% in cash equivalents. In general, the non-investment grade corporate market appears to be fully valued and does not appear very attractive given the decline in spread levels since the start of the year.

Managed: The Managed Portfolio returned 11.99% for the twelve-month period ended December 31, 2006, compared to a gain of 15.79% for the S&P 500. Its equity holdings outperformed the S&P 500, in particular due to better performing health care and utilities positions. Returns in the Portfolio’s fixed income and cash positions were more modest relative to the S&P 500, leading to the Portfolio’s relative underperformance overall.

Within the Portfolio’s equity allocation, we continue to focus on high-quality large-cap companies that generate dividend income. Fixed-income yields have gotten more interesting of late with the 10-year Treasury inching closer to 5%, but would likely have to push above 5% before we might consider adding to the Portfolio’s fixed-income position.

Money Market: The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Federal Funds rate, or overnight lending rates between banks. The Federal Funds target rate has been held steady at 5.25% since the August 8, 2006 meeting. During the latter half of 2006, the U.S. economy shifted from robust expansion to showing signs of weakness and slowing growth. The housing market continued to weaken in the second half of 2006, however, unemployment data and consumer spending remained strong. Inflation continues to be the FOMC’s main concern as statements released imply that Committee members are uncomfortable with current core inflation figures. The FOMC has stated that their comfort zone for core inflation is 1-2% and at year end the core inflation indicator was above 2%. The FOMC is confident that the U.S. economy is headed for a soft landing despite the heightened inflation readings. Rate cuts are not expected in the first half of 2007 unless the economy takes a drastic turn for the worse. Stronger than expected growth, in turn, would provide stimulus for the FOMC to resume raising rates. On December 29, 2006, the Money Market Portfolio had a 7-day yield of 4.64%.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market. It remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments. The Portfolio outperformed the S&P 500 for the twelve-month period ended December 31, 2006, gaining 17.42% compared to 15.79% for the S&P 500. We attribute the Portfolio’s performance advantage to its heavier exposure to the S&P 500’s largest constituents, as these outperformed the Index’s weighting of smaller constituents for the period.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for your continued support of the Fund.

Craig A. Lang

President

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance is not a guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in

the Value Growth Portfolio and S&P 500

The Value Growth Portfolio trailed the S&P 500 for 2006, returning 12.07% versus 15.79% for the Index. The Portfolio underperformed in the financials sector primarily due to a significant underweight allocation in capital markets stocks, which had a strong run in the S&P 500 in 2006. The Portfolio’s telecommunications holdings also lagged the Index constituents, hindered mostly by missing out on the large gains contributed by the merger of AT&T and Bellsouth (the Portfolio held neither). The Portfolio underperformed in the energy sector despite an equal-weight exposure relative to the S&P 500, in part due to the omission of Exxon Mobil, the Index’s top energy stock for the year.

The Portfolio’s health care and utilities positions provided some upside to the Index, partially offsetting the underperformance elsewhere. Its holdings in orthopedics manufacturers Stryker Corp., Zimmer Holdings and Biomet Inc. contributed to strong relative health care performance, while above-average gains from CMS Energy Corp. and XCEL Energy Inc. led to outperformance among the Portfolio’s utilities exposure.

Following the dramatic run in stock prices since the middle of 2006, equity valuation is broadly not as attractive as it was in the first half of the year. Mega- and large-cap stocks appear to offer the most potential, but even the opportunities in this segment of the market have narrowed considerably.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in

the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended December 31, 2006, the High Grade Bond Portfolio outperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 4.78% total return produced by the Portfolio versus the 4.33% total return produced by the Index.

The total returns for the major components of the Index for this period were as follows:. Fixed Rate Mortgage Backed Securities (35% of the Index), 5.22%; Treasury Securities (25% of the Index), 3.08%; Investment Grade Corporate Securities (19% of the Index), 4.30%. In comparison, the Portfolio had approximately 42% of its assets invested in corporate securities, 36% invested in fixed rate mortgage-backed securities, 11% in cash equivalents, and 11% in U.S. Government Agencies. The Index had an effective duration1 of 4.46 as of December 31, 2006. The effective duration of the Portfolio was 4.07. The Portfolio outperformed the Index mainly because the Portfolio’s overexposure to outperforming cash equivalents and underexposure to underperforming Treasuries more than offset Portfolio expenses.

The composition of the Portfolio at the end of the reporting period saw a decrease in cash equivalents, Treasuries, and fixed-rate mortgage-backed securities and an increase in corporate issues. Going forward, we anticipate continuing to maintain a duration close to that of the Index as we feel that market risks are reasonably balanced and a major divergence from the Index is not warranted at this time.

[1]	Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.
*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in

the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended December 31, 2006, the 6.79% total return produced by the Strategic Yield Portfolio was greater than the 6.01% return produced by the Lehman Brothers U.S. Credit/High Yield Index. The total returns for the two components of the Index over this period were as follows:. Investment Grade Credit (76% of the Index), 4.26%; and Corporate High Yield (24% of the Index), 11.85%. In comparison, the Portfolio had approximately 40% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody’s and/or Standard & Poor’s, 29% of its assets invested in corporate securities rated investment grade by both Moody’s and Standard & Poor’s, 17% of its assets invested in U.S. Government Agency issues, and 14% in cash equivalents. The Portfolio outperformed the overall Index due to its larger exposure to outperforming cash equivalents and high yield issues which more than offset expenses.

The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in

the Managed Portfolio and S&P 500

For the twelve-month period, the Managed Portfolio generated a return of 11.99%, compared to a total return of 15.79% for the S&P 500. This Portfolio is a tactical asset allocation portfolio, with an investment emphasis on securities producing income and the potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any one particular equity index over long periods of time.

The Portfolio’s equity holdings significantly outperformed the S&P 500, in particular due to better performing health care and utilities positions. Its consumer staples and industrials weightings additionally performed well relative to the Index, with individual stock selection accounting for much of the outperformance within these sectors. On average, the Portfolio had just over 57% of its assets in equities during the year, with the balance in cash and high-quality fixed-income securities. Returns in the fixed income and cash positions were more modest relative to the S&P 500, leading to the Portfolio’s relative underperformance overall.

Within the Portfolio’s equity allocation, we continue to focus on high-quality large-cap companies that generate dividend income. Fixed-income yields have gotten more interesting of late with the 10-year Treasury moving closer to 5%, but would likely have to push well-above 5% before we might consider adding to the Portfolio’s fixed-income position.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in

the Blue Chip Portfolio and S&P 500

The Blue Chip Portfolio is designed to represent the large-capitalization sector of the domestic equity market, and remains substantially invested in approximately 50 such common stock issues. Given the Portfolio’s constitution, its performance will track with that of the broad-market S&P 500, but will be most similar to that of the large-capitalization segment within the S&P 500.

The Portfolio returned 17.42% for the twelve-month period, compared to 15.79% for the S&P 500. In recent years, the S&P 500’s smaller constituents have contributed the bulk of the Index’s total return. For the past year, though, the mega- and large-cap names contributed more of the Index’s gains and returns were more evenly distributed across the Index’s market capitalization spectrum.

Again, the Portfolio is most concentrated in the S&P 500’s largest companies; roughly 90% of its holdings fall in the Index’s top half by market capitalization. The Portfolio therefore outperformed the S&P 500 over the past twelve months because its holdings outperformed the mega-/large-cap segment of the Index.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2006

Value Growth Portfolio

Portfolio Holdings by Industry Sector

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.
**	Credit quality as reported by Standard & Poor’s.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2006

Managed Portfolio

Portfolio Holdings by Industry Sector

Money Market Portfolio

Portfolio Holdings by Asset Type

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on July 1, 2006 and held until December 31, 2006.

Actual Expenses –

The first line for each Portfolio in the table below provides information about actual account values and actual expenses for that Portfolio. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period* 7/1/2006 - 12/31/2006	Annualized Expense Ratio
Value Growth				0.57%
Actual	$1,000	$1,099.90	$3.01
Hypothetical**	$1,000	$1,022.13	$2.90
High Grade Bond				0.44%
Actual	$1,000	$1,050.90	$2.25
Hypothetical**	$1,000	$1,022.81	$2.22
Strategic Yield				0.59%
Actual	$1,000	$1,058.70	$3.02
Hypothetical**	$1,000	$1,022.07	$2.96
Managed				0.55%
Actual	$1,000	$1,083.70	$2.88
Hypothetical**	$1,000	$1,022.23	$2.80
Money Market				0.53%
Actual	$1,000	$1,023.50	$2.70
Hypothetical**	$1,000	$1,022.33	$2.70
Blue Chip				0.31%
Actual	$1,000	$1,136.90	$1.64
Hypothetical**	$1,000	$1,023.47	$1.55
*	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio, multiplied by the average account value over the period, multiplied by 182 days divided by 364 to reflect the one-half year period.
**	Hypothetical examples are based on a 5% return before expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS

Investments in securities, at value (cost — $57,973,000; $38,920,332; $40,222,049; $82,561,490; $8,367,704; and $64,142,034, respectively)	$65,665,902	$39,032,889	$40,948,019	$93,618,156	$8,367,704	$90,211,237
Cash	—	—	—	—	26,263	—
Receivables:
Accrued dividends and interest	84,098	362,670	573,059	223,426	4,872	100,756
Fund shares sold	27,809	22,534	14,500	47,689	177,407	44,936
Prepaid expense and other assets	216	115	121	298	32	318

Total Assets	65,778,025	39,418,208	41,535,699	93,889,569	8,576,278	90,357,247

LIABILITIES

Payables:
Fund shares redeemed	53,726	36,662	44,192	80,692	6,448	81,175
Dividends	—	—	—	—	4,679	—
Accrued expenses	12,063	10,325	10,468	12,999	8,169	14,965

Total Liabilities	65,789	46,987	54,660	93,691	19,296	96,140

NET ASSETS	$65,712,236	$39,371,221	$41,481,039	$93,795,878	$8,556,982	$90,261,107

ANALYSIS OF NET ASSETS

Paid-in Capital	$54,362,777	$39,247,336	$42,822,752	$75,720,147	$8,556,982	$68,462,806
Accumulated undistibuted net investment income	1,163,459	—	—	2,642,530	—	1,750,924
Accumulated undistibuted net realized gain (loss) from investment transactions	2,493,098	11,328	(2,067,683)	4,376,535	—	(6,021,826)
Net unrealized appreciation of investments	7,692,902	112,557	725,970	11,056,666	—	26,069,203

NET ASSETS	$65,712,236	$39,371,221	$41,481,039	$93,795,878	$8,556,982	$90,261,107

Shares issued and outstanding as of December 31, 2006	4,354,623	3,890,412	4,514,263	5,747,441	8,556,982	2,222,746
NET ASSET VALUE PER SHARE	$15.09	$10.12	$9.19	$16.32	$1.00	$40.61

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF OPERATIONS

Year Ended December 31, 2006

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME

Dividends	$979,058	$—	$15,757	$1,179,049	$—	$1,878,215
Interest	543,990	2,033,816	2,556,530	1,956,946	372,805	131,163
Less foreign tax withholding	(2,690)	—	—	(3,531)	—	—

Total Investment Income	1,520,358	2,033,816	2,572,287	3,132,464	372,805	2,009,378

EXPENSES

Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	279,147	110,532	174,532	398,487	19,027	169,154
Accounting fees	30,000	18,422	19,393	30,000	3,805	30,000
Custodial fees	9,051	7,253	6,419	10,408	7,400	7,730
Professional fees	23,123	16,176	16,957	28,935	8,824	31,361
Reports to shareholders	5,681	3,298	3,461	8,035	718	6,662
Trustees’ fees and expenses	5,484	3,261	3,426	7,847	698	7,487
Insurance and bonds	1,550	885	946	2,144	155	2,128
Miscellaneous	2,863	1,698	1,790	4,078	332	3,932

Total Expenses	356,899	161,525	226,924	489,934	40,959	258,454

Net Investment Income	1,163,459	1,872,291	2,345,363	2,642,530	331,846	1,750,924

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	3,278,691	11,739	192,090	4,225,459	—	1,052,194
Change in unrealized appreciation (depreciation) of investments	2,698,622	(117,348)	59,718	3,188,122	—	10,911,429

Net Gain (Loss) on Investments	5,977,313	(105,609)	251,808	7,413,581	—	11,963,623

Net Increase in Net Assets Resulting from Operations	$7,140,772	$1,766,682	$2,597,171	$10,056,111	$331,846	$13,714,547

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio		Strategic Yield Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS

Net investment income	$1,163,459	$836,213	$1,872,291	$1,485,114	$2,345,363	$1,920,635
Net realized gain (loss) from investment transactions	3,278,691	5,643,255	11,739	(411)	192,090	2,105
Change in unrealized appreciation (depreciation) of investments	2,698,622	(2,829,929)	(117,348)	(636,795)	59,718	(850,982)

Net Increase in Net Assets Resulting from Operations	7,140,772	3,649,539	1,766,682	847,908	2,597,171	1,071,758

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(836,213)	(665,116)	(1,872,291)	(1,485,114)	(2,345,363)	(1,920,635)
Net realized gain from investment transactions	—	—	—	(43,870)	—	—

Total Dividends and Distributions	(836,213)	(665,116)	(1,872,291)	(1,528,984)	(2,345,363)	(1,920,635)
CAPITAL SHARE TRANSACTIONS	(815,694)	(1,114,667)	4,530,988	5,647,061	4,161,889	7,278,727

Total Increase (Decrease) in Net Assets	5,488,865	1,869,756	4,425,379	4,965,985	4,413,697	6,429,850

NET ASSETS

Beginning of year	60,223,371	58,353,615	34,945,842	29,979,857	37,067,342	30,637,492

End of year (including accumulated undistributed net investment income as set forth below)	$65,712,236	$60,223,371	$39,371,221	$34,945,842	$41,481,039	$37,067,342

Accumulated Undistributed Net Investment Income	$1,163,459	$836,213	$—	$—	$—	$—

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed Portfolio		Money Market Portfolio		Blue Chip Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
OPERATIONS

Net investment income	$2,642,530	$1,836,551	$331,846	$153,504	$1,750,924	$1,635,261
Net realized gain (loss) from investment transactions	4,225,459	4,991,158	—	—	1,052,194	393
Change in unrealized appreciation (depreciation) of investments	3,188,122	(3,285,381)	—	—	10,911,429	228,495

Net Increase in Net Assets Resulting from Operations	10,056,111	3,542,328	331,846	153,504	13,714,547	1,864,149

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income	(1,836,551)	(1,297,777)	(331,846)	(153,504)	(1,635,261)	(1,621,030)
Net realized gain from investment transactions	(4,783,738)	(1,299,691)	—	—	—	—

Total Dividends and Distributions	(6,620,289)	(2,597,468)	(331,846)	(153,504)	(1,635,261)	(1,621,030)
CAPITAL SHARE TRANSACTIONS	6,991,954	7,547,535	2,269,352	(304,435)	(4,319,584)	(2,701,841)

Total Increase (Decrease) in Net Assets	10,427,776	8,492,395	2,269,352	(304,435)	7,759,702	(2,458,722)

NET ASSETS

Beginning of year	83,368,102	74,875,707	6,287,630	6,592,065	82,501,405	84,960,127

End of year (including accumulated undistributed net investment income as set forth below)	$93,795,878	$83,368,102	$8,556,982	$6,287,630	$90,261,107	$82,501,405

Accumulated Undistributed Net Investment Income	$2,642,530	$1,836,551	$—	$—	$1,750,924	$1,635,261

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO

December 31, 2006

	Shares Held	Value

COMMON STOCKS (85.07%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.38%)
Jones Apparel Group, Inc.	7,500	$250,725

BUSINESS SERVICES (5.03%)
Affiliated Computer Services, Inc.-Class A (1)	11,400	556,776
Compuware Corp. (1)	16,050	133,697
eBay Inc. (1)	5,535	166,438
Electronic Data Systems Corp.	5,745	158,275
First Data Corp.	3,520	89,830
Microsoft Corp.	37,205	1,110,941
Oracle Corp. (1)	25,000	428,500
Symantec Corp. (1)	28,002	583,842
Western Union Co. (The)	3,520	78,918

		3,307,217
CHEMICALS AND ALLIED PRODUCTS (10.09%)
Abbott Laboratories	8,000	389,680
Amgen, Inc. (1)	5,200	355,212
Bristol-Myers Squibb Co.	7,125	187,530
Colgate-Palmolive Co.	3,255	212,356
Dow Chemical Co.	5,330	212,880
E.I. du Pont de Nemours & Co.	14,655	713,845
GlaxoSmithKline PLC	5,500	290,180
Johnson & Johnson	16,020	1,057,640
KV Pharmaceutical Co.-Class A (1)	12,700	302,006
Mylan Laboratories, Inc.	10,205	203,692
Olin Corp.	6,400	105,728
Pfizer, Inc.	54,021	1,399,144
Schering-Plough Corp.	14,980	354,127
Teva Pharmaceutical Industries, Ltd.	17,691	549,836
Wyeth	5,835	297,118

		6,630,974
COMMUNICATIONS (2.56%)
Alltel Corp.	5,700	344,736
Comcast Corp.-Class A (1)	12,510	529,548
Sprint Nextel Corp.	25,603	483,641
Verizon Communications, Inc.	8,800	327,712

		1,685,637
DEPOSITORY INSTITUTIONS (7.66%)
Bank of America Corp.	12,204	651,572
Bank of New York Co., Inc.	19,271	758,699
Citigroup, Inc.	23,183	1,291,293
National City Corp.	6,830	249,705
New York Community Bancorp., Inc.	23,156	372,812
Regions Financial Corp.	9,273	346,810
U. S. Bancorp.	15,710	568,545
Wachovia Corp.	9,950	566,653
Wells Fargo Master Trust	6,420	228,295

		5,034,384

	Shares Held	Value

ELECTRIC, GAS AND SANITARY SERVICES (3.84%)
Atmos Energy Corp.	11,267	$359,530
CMS Energy Corp. (1)	28,300	472,610
Helmerich & Payne	14,600	357,262
Pepco Holdings, Inc.	16,200	421,362
Pinnacle West Capital Corp.	9,200	465,888
Xcel Energy, Inc.	19,405	447,479

		2,524,131
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (6.79%)
Adaptec, Inc. (1)	43,100	200,846
ADC Telecommunications, Inc. (1)	18,205	264,519
Cisco Systems, Inc. (1)	30,600	836,298
ECI Telecom, Ltd. (1)	10,000	86,600
Emerson Electric Co.	4,600	202,722
General Electric Co.	56,110	2,087,853
Helen of Troy, Ltd. (1)	8,966	217,515
Intel Corp.	17,500	354,375
JDS Uniphase Corp. (1)	2,050	34,153
Qualcomm, Inc.	4,200	158,718
Verigy, Ltd. (1)	857	15,212

		4,458,811
FABRICATED METAL PRODUCTS (0.79%)
Illinois Tool Works	11,255	519,868

FOOD AND KINDRED PRODUCTS (4.37%)
Anheuser-Busch Cos., Inc.	9,930	488,556
Coca-Cola Co. (The)	16,170	780,203
Coca-Cola Enterprises, Inc.	17,485	357,044
ConAgra Foods, Inc.	12,970	350,190
General Mills, Inc.	4,110	236,736
PepsiCo, Inc.	10,510	657,401

		2,870,130
FOOD STORES (0.69%)
Kroger Co.	19,526	450,465

GENERAL MERCHANDISE STORES (1.89%)
Target Corp.	13,790	786,720
Wal-Mart Stores, Inc.	9,835	454,180

		1,240,900
HEALTH SERVICES (1.33%)
Health Management Associates, Inc.	30,000	633,300
Lifepoint Hospitals, Inc. (1)	7,163	241,393

		874,693
INDUSTRIAL MACHINERY AND EQUIPMENT (4.98%)
3M Co.	11,130	867,361
Deere & Co.	3,990	379,329
EMC Corp. (1)	53,600	707,520
Hewlett-Packard Co.	6,000	247,140

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
INDUSTRIAL MACHINERY AND EQUIPMENT (4.98%) — continued
Ingersoll-Rand Co., Ltd.-Class A	25,600	$1,001,728
Solectron Corp. (1)	22,500	72,450

		3,275,528
INSTRUMENTS AND RELATED PRODUCTS (5.61%)
Agilent Technologies, Inc. (1)	7,000	243,950
Becton Dickinson & Co.	8,826	619,144
Biomet, Inc.	4,220	174,160
Boston Scientific Corp. (1)	4,770	81,949
Medtronic, Inc.	15,340	820,843
Perkinelmer, Inc.	11,900	264,537
Stryker Corp.	7,030	387,423
Thermo Fisher Scientific Inc. (1)	16,352	740,582
Zimmer Holdings, Inc. (1)	4,480	351,142

		3,683,730
INSURANCE CARRIERS (3.57%)
Allstate Corp.	4,910	319,690
American International Group, Inc.	9,740	697,969
MBIA, Inc.	4,690	342,651
MetLife, Inc.	7,595	448,181
Safeco Corp.	3,223	201,599
WellPoint, Inc. (1)	4,222	332,229

		2,342,319
METAL MINING (1.99%)
Barrick Gold Corp.	24,946	765,842
Newmont Mining Corp.	12,000	541,800

		1,307,642
MOTION PICTURES (1.53%)
News Corp.-Class A	17,040	366,019
Time Warner, Inc.	29,390	640,114

		1,006,133
NONDEPOSITORY INSTITUTIONS (1.14%)
Federal Home Loan Mortgage Corp.	4,900	332,710
SLM Corp.	8,555	417,227

		749,937
OIL AND GAS EXTRACTION (3.10%)
Apache Corp.	5,200	345,852
BJ Services Co.	11,500	337,180
Noble Corp.	4,300	327,445
Occidental Petroleum Co.	9,500	463,885
Rowan Cos., Inc.	16,900	561,080

		2,035,442
PAPER AND ALLIED PRODUCTS (1.47%)
Abitibi Consolidated, Inc.	92,600	237,056
Kimberly-Clark Corp.	10,720	728,424

		965,480

	Shares Held	Value

PERSONAL SERVICES (0.24%)
Cintas Corp.	3,910	$155,266

PETROLEUM AND COAL PRODUCTS (4.97%)
BP PLC	6,000	402,600
Chevron Corp.	14,100	1,036,773
ConocoPhillips	25,357	1,824,436

		3,263,809
PRIMARY METAL INDUSTRIES (0.93%)
Northwest Pipe Co. (1)	18,215	612,388

PRINTING AND PUBLISHING (1.11%)
Belo Corp.-Series A	14,835	272,667
R.R. Donnelley & Sons Co.	8,110	288,229
Tribune Co.	5,450	167,751

		728,647
RAILROAD TRANSPORTATION (0.30%)
Union Pacific Corp.	2,155	198,303

RETAIL-DRUG AND PROPRIETARY STORES (0.39%)
Walgreen Co.	5,600	256,984

RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS (0.74%)
Lowe’s Companies	15,690	488,744

SECURITY AND COMMODITY BROKERS (1.54%)
Adams Express Co.	59,500	825,265
Ameriprise Financial, Inc.	3,380	184,210

		1,009,475
TELEPHONE COMMUNICATIONS (0.13%)
Windstream Corp.	5,893	83,799

TOBACCO PRODUCTS (0.56%)
Altria Group, Inc.	4,260	365,593

TRANSPORTATION EQUIPMENT (2.67%)
Federal Signal Corp.	13,300	213,332
Honeywell International, Inc.	23,500	1,063,140
ITT Industries, Inc.	8,370	475,583

		1,752,055
TRUCKING AND WAREHOUSING (0.90%)
United Parcel Service, Inc.-Class B	2,275	170,580
YRCW Worldwide, Inc. (1)	11,100	418,803

		589,383
WHOLESALE TRADE — NONDURABLE GOODS (1.17%)
Dean Foods Co. (1)	7,701	325,598
SYSCO Corp.	12,130	445,899

		771,497

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
MISCELLANEOUS EQUITIES (0.61%)
H & Q Life Sciences Investors	30,117	$405,978

Total Common Stocks (Cost $48,203,165)		55,896,067

SHORT-TERM INVESTMENTS (14.86%)
MONEY MARKET MUTUAL FUND (0.21%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $139,983)	139,983	139,983

	Principal Amount
COMMERCIAL PAPER (5.25%)
NONDEPOSITORY INSTITUTIONS (3.12%)
American General Finance Corp., 5.27%, due 01/17/07	$800,000	800,000
General Electric Capital Corp., 5.27%, due 02/02/07	550,000	550,000
HSBC Finance Corp. 5.25%, due 01/05/07	700,000	700,000

		2,050,000
INSURANCE CARRIERS (0.61%)
Prudential Funding, LLC, 5.25%, due 02/02/07	400,000	400,000

DEPOSITORY INSTITUTIONS (1.52%)
Citigroup, 5.29%, due 01/10/07	1,000,000	1,000,000

Total Commercial Paper (Cost $3,450,000)		3,450,000

UNITED STATES GOVERNMENT AGENCIES (9.40%)
Federal Home Loan Bank, due 01/19/07	1,200,000	1,196,574
Federal Home Loan Bank, due 01/24/07	700,000	697,500
Federal Home Loan Mortgage Corp., due 01/03/07	1,100,000	1,099,371
Federal National Mortgage Assoc., due 01/22/07	1,000,000	996,706

	Principal Amount	Value

Federal National Mortgage Assoc., due 01/31/07	$1,100,000	$1,095,031
Federal National Mortgage Assoc., due 02/02/07	1,100,000	1,094,670

Total United States Government Agencies (Cost $6,179,852)		6,179,852

Total Short-Term Investments (Cost $9,769,835)		9,769,835

Total Investments (99.93%) (Cost $57,973,000)		65,665,902

OTHER ASSETS LESS LIABILITIES (0.07%)
Cash, receivables, prepaid expense and other assets, less liabilities		46,334

Total Net Assets (100.00%)		$65,712,236

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO

December 31, 2006

	Shares Held	Value

PREFERRED STOCKS (0.54%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust-Series D, 7.80% (Cost $200,000)	4,000	$214,000

	Principal Amount
CORPORATE BONDS (41.52%)
DEPOSITORY INSTITUTIONS (12.49%)
Comerica Bank, 5.20% due 08/22/17	$1,000,000	956,410
Fifth Third Bancorp, 5.45%, due 01/15/17	1,000,000	987,590
Huntington National Bank, 5.50%, due 02/15/16	700,000	694,428
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	1,500,000	1,524,645
Washington Mutual Bank, 5.65%, due 08/15/14	750,000	753,015

		4,916,088
ELECTRIC, GAS AND SANITARY SERVICES (8.71%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 (1)	700,000	784,973
Oglethorpe Power Corp., 6.974%, due 06/30/11	866,000	891,408
PacifiCorp, 6.90%, due 11/15/11	750,000	799,522
Westar Energy, Inc., 5.15%, due 01/01/17	1,000,000	955,490

		3,431,393
FOOD STORES (1.65%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	600,000	648,750

FOOD AND KINDRED PRODUCTS (2.48%)
Diageo Capital PLC, 4.375%, due 05/03/10	1,000,000	975,080

FURNITURE AND FIXTURES (1.29%)
Steelcase Inc., 6.50%, due 08/15/11	500,000	509,505

HOLDING AND OTHER INVESTMENT OFFICES (3.37%)
Security Capital Pacific, 7.20%, due 03/01/13	275,000	291,967
Washington REIT, 5.25%, due 01/15/14	700,000	681,513
Washington REIT, 6.898%, due 02/25/18	350,000	355,537

		1,329,017

	Principal Amount	Value

INSURANCE CARRIERS (2.21%)
SunAmerica, 8.125%, due 04/28/23	$700,000	$872,564

SECURITY AND COMMODITY BROKERS (5.40%)
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	900,000	883,341
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	1,300,000	1,241,747

		2,125,088
TOBACCO PRODUCTS (1.99%)
UST, Inc., 7.25%, due 06/01/09	750,000	782,565

TRANSPORTATION — BY AIR (1.59%)
Continental Airlines, Inc., 6.545%, due 08/02/20	399,863	413,798
Federal Express, 7.50%, due 01/15/18	193,493	210,792

		624,590
TRANSPORTATION EQUIPMENT (0.34%)
Ford Motor Co., 9.215%, due 09/15/21	150,000	133,125

Total Corporate Bonds (Cost $16,065,473)		16,347,765

MORTGAGE-BACKED SECURITIES (30.69%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (6.69%)
Pool # 3023, 5.50%, due 08/01/35	1,691,771	1,652,454
Pool # 3051, 5.50%, due 10/01/25	1,000,000	980,010

		2,632,464
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (2.33%)
Pool # 50276, 9.50%, due 02/01/20	931	1,022
Pool # 256103, 5.50%, due 02/01/26	919,880	914,553

		915,575
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (21.67%)
Pool # 1512, 7.50%, due 12/01/23	18,993	19,752
Pool # 2631, 7.00%, due 08/01/28	23,802	24,508
Pool # 2658, 6.50%, due 10/01/28	44,615	45,755
Pool # 2701, 6.50%, due 01/01/29	54,285	55,646
Pool # 2796, 7.00%, due 08/01/29	44,000	45,316
Pool # 3039, 6.50%, due 02/01/31	17,953	18,389
Pool # 3040, 7.00%, due 02/01/31	29,278	30,147
Pool # 3188, 6.50%, due 02/01/32	105,449	107,976
Pool # 3239, 6.50%, due 05/01/32	96,832	99,152
Pool # 3261, 6.50%, due 07/01/32	190,714	195,283
Pool # 3320, 5.50%, due 12/01/32	763,984	759,924
Pool # 3333, 5.50%, due 01/01/33	629,210	625,536
Pool # 3375, 5.50%, due 04/01/33	94,930	94,376

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (continued)
Pool # 3390, 5.50%, due 05/01/33	$421,287	$418,827
Pool # 3403, 5.50%, due 06/01/33	712,303	708,144
Pool # 3458, 5.00%, due 10/01/33	608,992	590,717
Pool # 3499, 5.00%, due 01/01/34	937,594	908,954
Pool # 3556, 5.50%, due 05/01/34	976,822	970,596
Pool # 3623, 5.00%, due 10/01/34	1,559,004	1,511,382
Pool # 22630, 6.50%, due 08/01/28	24,874	25,509
Pool # 276337, 10.00%, due 08/01/19	5,729	6,363
Pool # 643816, 6.00%, due 07/01/25	1,250,842	1,270,887

		8,533,139

Total Mortgage-Backed Securities (Cost $12,206,450)		12,081,178

UNITED STATES GOVERNMENT AGENCIES (15.75%)
Federal Home Loan Bank, 5.50%, due 05/18/15	1,000,000	987,024
Federal Home Loan Mortgage Corp., 4.65%, due 10/10/13	1,000,000	961,770
Federal National Mortgage Assoc., 6.00%, due 08/22/13	1,000,000	999,409
Federal National Mortgage Assoc., 5.55%, due 06/08/15	1,000,000	989,123
Federal National Mortgage Assoc., 6.00%, due 11/09/15	300,000	298,329
Government National Mortgage Assoc., 5.00%, due 05/01/30	1,000,000	983,328
Government National Mortgage Assoc., 5.50%, due 07/01/32	1,000,000	982,916

Total United States Government Agencies (Cost $6,260,362)		6,201,899

SHORT-TERM INVESTMENTS (10.64%)
COMMERCIAL PAPER (2.41%)
NONDEPOSITORY INSTITUTIONS
General Electric Capital Corp., 5.26%, due 01/25/07	500,000	500,000
HSBC Finance Corp., 5.26%, due 01/25/07	450,000	450,000

Total Commercial Paper (Cost $950,000)		950,000

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (7.86%)
Federal Home Loan Bank, due 01/03/07	$900,000	$899,483
Federal Home Loan Bank, due 01/22/07	1,200,000	1,196,074
Federal National Mortgage Assoc., due 01/11/07	1,000,000	998,282

Total United States Government Agencies (Cost $3,093,839)		3,093,839

	Shares Held
MONEY MARKET MUTUAL FUND (0.37%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $144,208)	144,208	144,208

Total Short-Term Investments (Cost $4,188,047)		4,188,047

Total Investments (99.14%) (Cost $38,920,332)		39,032,889

OTHER ASSETS LESS LIABILITIES (0.86%)
Cash, receivables, prepaid expense and other assets, less liabilities		338,332

Total Net Assets (100.00%)		$39,371,221

(1)	Restricted Securities:
PNC Preferred FD, was purchased at 100.000 on 11/29/2006. As of 12/31/06, the carrying value of each unit was 101.643, representing $1,524,645 or 3.87% of total net assets.
Maritime & NE Pipeline was purchased at 104.481 on 04/20/01. As of 12/31/06, the carrying value of each unit was 112.139, representing $784,973 or 1.99% of total net assets.
As of 12/31/06, the carrying value of all restricted securities was $2,309,618 or 5.86% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO

December 31, 2006

	Shares Held	Value

PREFERRED STOCKS (2.96%)
DEPOSITORY INSTITUTIONS (2.06%)
Sovereign Capital Trust V, 7.75%	32,000	$856,000

HOLDING AND OTHER INVESTMENT OFFICES (0.90%)
New Plan Excel Realty Trust, Series D, 7.80%	7,000	374,500

Total Preferred Stocks (Cost $1,150,000)		1,230,500

	Principal Amount
CORPORATE BONDS (65.25%)
APPAREL AND ACCESSORY STORES (3.33%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$1,400,000	1,382,500

CHEMICALS AND ALLIED PRODUCTS (5.78%)
Chemtura Corp., 6.875%, due 06/01/16	1,700,000	1,657,500
Nova Chemicals, Ltd., 7.875%, due 09/15/25	800,000	740,000

		2,397,500
DEPOSITORY INSTITUTIONS (3.68%)
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	1,500,000	1,524,645

ELECTRIC, GAS AND SANITARY SERVICES (3.34%)
ESI Tractebel, 7.99%, due 12/30/11	274,000	282,571
Semco Energy, Inc., 7.125%, due 05/15/08	900,000	907,875
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	190,749	193,096

		1,383,542
FURNITURE AND FIXTURES (3.19%)
Steelcase Inc., 6.50%, due 08/15/11	1,300,000	1,324,713

HOLDING AND OTHER INVESTMENT OFFICES (18.42%)
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	672,477
First Industrial LP, 7.60%, due 07/15/28	700,000	789,572
First Industrial LP, 7.75%, due 04/15/32	500,000	567,660
HRPT Properties, 6.25%, due 08/15/16	1,075,000	1,112,313
Hospitality Properties Trust, 6.75%, due 02/15/13	1,300,000	1,361,854

	Principal Amount	Value

iStar Financial, Inc., 7.00%, due 03/15/08	$300,000	$306,924
iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	1,171,000	1,161,983
Price Development Co., 7.29%, due 03/11/08	225,000	226,283
Spieker Properties LP, 7.35%, due 12/01/17	1,200,000	1,441,800

		7,640,866
INSURANCE CARRIERS (4.13%)
Markel Capital Trust, 8.71%, due 01/01/46	1,000,000	1,043,610
PXRE Capital Trust, 8.85%, due 02/01/27	670,000	668,325

		1,711,935
MOTION PICTURES (2.26%)
Time Warner, Inc., 8.375%, due 03/15/23	800,000	938,184

OIL & GAS FIELD EXPLORATION SERVICES (2.42%)
Sabine Pass LNG, LP., 144A 7.50%, due 11/30/16 (1)	1,000,000	1,002,500

PAPER AND ALLIED PRODUCTS (7.15%)
Bowater, Inc., 9.375%, due 12/15/21	900,000	903,375
Cascades, Inc., 7.25%, due 02/15/13	1,000,000	1,002,500
Potlatch Corp., 13.00%, due 12/01/09	900,000	1,058,625

		2,964,500
TRANSPORTATION — BY AIR (3.01%)
Continental Airlines, Inc., 7.461%, due 10/01/16	1,199,790	1,250,181

WATER TRANSPORTATION (5.37%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	1,100,000	1,190,750
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (1)	1,000,000	1,036,980

		2,227,730
WHOLESALE TRADE — NONDURABLE GOODS (3.17%)
Safeway, Inc., 7.45%, due 09/15/27	1,200,000	1,315,788

Total Corporate Bonds (Cost $26,363,429)		27,064,584

MORTGAGE-BACKED SECURITIES (7.56%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (5.35%)
Pool # 3023, 5.50%, due 08/01/35	1,268,828	1,239,341
Pool # 3051, 5.50%, due 10/01/25	1,000,000	980,010

		2,219,351

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES (continued)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (2.21%)
Pool # 256103, 5.50%, due 02/01/26	$919,880	$914,552

Total Mortgage-Backed Securities (Cost $3,161,245)		3,133,903

UNITED STATES GOVERNMENT AGENCIES (8.85%)
Federal Home Loan Bank, 5.50%, due 05/18/15	1,000,000	987,024
Federal National Mortgage Assoc., 6.00%, due 08/22/13	1,000,000	999,409
Federal National Mortgage Assoc., 5.55%, due 06/08/15	1,000,000	989,123
Federal National Mortgage Assoc., 6.00%, due 11/09/15	700,000	696,101

Total United States Government Agencies (Cost $3,700,000)		3,671,657

SHORT-TERM INVESTMENTS (14.09%)
COMMERCIAL PAPER (2.65%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 5.28%, due 01/23/07	1,100,000	1,100,000

		1,100,000

UNITED STATES GOVERNMENT AGENCIES (11.01%)
Federal Home Loan Bank, due 01/08/07	1,325,000	1,323,310
Federal Home Loan Bank, due 01/12/07	1,100,000	1,097,955
Federal Home Loan Bank, due 01/17/07	1,000,000	997,427
Federal National Mortgage Assoc., due 01/02/07	1,150,000	1,149,508

Total United States Government Agencies (Cost $4,568,200)		4,568,200

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.43%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $179,175)	179,175	$179,175

Total Short-Term Investments (Cost $5,847,375)		5,847,375

Total Investments (98.71%) (Cost $40,222,049)		40,948,019

OTHER ASSETS LESS LIABILITIES (1.29%)
Cash, receivables, prepaid expense and other assets, less liabilities		533,020

Total Net Assets (100.00%)		$41,481,039

(1)	Restricted Securities:
PNC Preferred FD, was purchased at 100.000 on 11/29/2006. As of 12/31/06, the carrying value of each unit was 101.643, representing $1,524,645 or 3.68% of total net assets.
Sabine Pass LNG, LP., was purchased at 100.000 on 11/01/2006. As of 12/31/06, the carrying value of each unit was 100.250, representing $1,002,500 or 2.42% of total net assets.
Windsor Petroleum Transportation was purchased at 80.500 on 08/26/99. As of 12/31/06, the carrying value of each unit was 103.698, representing $1,036,980 or 2.50% of total net assets.
As of 12/31/06, the carrying value of all restricted securities was $3,564,125 or 8.60% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO

December 31, 2006

	Shares Held	Value

COMMON STOCKS (56.80%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.34%)
Jones Apparel Group, Inc.	9,600	$320,928

BUSINESS SERVICES (0.76%)
Affiliated Computer Services, Inc. (1)	3,800	185,592
Electronic Data Systems Corp.	7,500	206,625
Microsoft Corp.	10,800	322,488

		714,705
CHEMICALS AND ALLIED PRODUCTS (8.33%)
Abbott Laboratories	19,800	964,458
Bristol-Myers Squibb Co.	9,545	251,224
Colgate-Palmolive Co.	4,230	275,965
Dow Chemical Co.	13,965	557,762
E.I. du Pont de Nemours & Co.	16,475	802,497
GlaxoSmithKline PLC	4,700	247,972
Johnson & Johnson	22,622	1,493,504
KV Pharmaceutical Co.-Class A (1)	12,600	299,628
Mylan Laboratories, Inc.	11,890	237,324
Olin Corp.	17,100	282,492
Pfizer, Inc.	67,204	1,740,584
Schering-Plough Corp.	15,700	371,148
Teva Pharmaceutical Industries, Ltd.	9,399	292,121

		7,816,679
COMMUNICATIONS (1.32%)
Comcast Corp.-Class A (1)	9,060	383,510
Sprint Nextel Corp.	21,801	411,821
Verizon Communications, Inc.	11,800	439,432

		1,234,763
DEPOSITORY INSTITUTIONS (5.81%)
Bank of America Corp.	14,072	751,304
Bank of New York Co., Inc.	11,229	442,086
Citigroup, Inc.	19,822	1,104,085
National City Corp.	8,695	317,889
New York Community Bancorp., Inc.	44,834	721,827
Regions Financial Corp.	13,974	522,628
U. S. Bancorp	24,470	885,569
Wachovia Corp.	8,328	474,280
Wells Fargo Master Trust	6,560	233,274

		5,452,942
ELECTRIC, GAS AND SANITARY SERVICES (5.53%)
Atmos Energy Corp.	38,252	1,220,621
Pepco Holdings, Inc.	40,600	1,056,006
Pinnacle West Capital Corp.	24,200	1,225,488
Tortoise Energy Capital Corp.	40,562	1,118,294
Xcel Energy, Inc.	24,690	569,351

		5,189,760

	Shares Held	Value

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (4.07%)
Cisco Systems, Inc. (1)	20,100	$549,333
Emerson Electric Co.	1,600	70,512
General Electric Co.	71,480	2,659,771
Helen of Troy, Ltd. (1)	12,334	299,223
Intel Corp.	11,900	240,975

		3,819,814
FABRICATED METAL PRODUCTS (0.50%)
Illinois Tool Works, Inc.	10,155	469,059

FOOD AND KINDRED PRODUCTS (2.20%)
Anheuser-Busch Cos., Inc.	11,995	590,154
Coca-Cola Co. (The)	10,380	500,835
ConAgra Foods, Inc.	18,839	508,653
PepsiCo, Inc.	7,470	467,249

		2,066,891

FOOD STORES (0.62%)
Kroger Co.	25,186	581,041

GENERAL MERCHANDISE STORES (0.95%)
Target Corp.	4,760	271,558
Wal-Mart Stores, Inc.	13,390	618,350

		889,908
HEALTH SERVICES (1.38%)
Health Management Associates, Inc.	47,700	1,006,947
Lifepoint Hospitals, Inc. (1)	8,429	284,057

		1,291,004
INDUSTRIAL MACHINERY AND EQUIPMENT (2.10%)
3M Co.	11,405	888,792
Hewlett-Packard Co.	6,900	284,211
Ingersoll-Rand Co., Ltd.-Class A	20,444	799,974

		1,972,977
INSTRUMENTS AND RELATED PRODUCTS (2.52%)
Becton Dickinson & Co.	10,635	746,045
Biomet, Inc.	5,840	241,017
Stryker Corp.	9,790	539,527
Thermo Fisher Scientific, Inc. (1)	7,840	355,074
Zimmer Holdings, Inc. (1)	6,200	485,956

		2,367,619
INSURANCE CARRIERS (2.34%)
Allstate Corp.	7,140	464,885
American International Group, Inc.	6,170	442,142
MetLife, Inc.	9,755	575,643
Safeco Corp.	4,693	293,547
WellPoint, Inc. (1)	5,328	419,260

		2,195,477

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
LUMBER AND WOOD PRODUCTS (0.25%)
Lowes Companies	7,525	$234,404

METAL MINING (2.74%)
Barrick Gold Corp.	57,916	1,778,021
Newmont Mining Corp.	17,500	790,125

		2,568,146
NONDEPOSITORY CREDIT INSTITUTION (0.53%)
SLM Corp.	10,195	497,210

OIL AND GAS EXTRACTION (2.23%)
Apache Corp.	6,700	445,617
Occidental Petroleum Co.	22,250	1,086,468
Rowan Cos., Inc.	16,700	554,440

		2,086,525
PAPER AND ALLIED PRODUCTS (1.45%)
Abitibi Consolidated, Inc.	133,500	341,760
Kimberly-Clark Corp.	15,015	1,020,269

		1,362,029
PERSONAL SERVICES (0.24%)
Cintas Corp.	5,650	224,361

PETROLEUM AND COAL PRODUCTS (3.48%)
BP PLC	8,100	543,510
ConocoPhillips	37,770	2,717,552

		3,261,062
PIPELINES, EXCEPT NATURAL GAS (1.19%)
Kinder Morgan Management LLC (1)	24,501	1,119,206

PRINTING AND PUBLISHING (1.00%)
Belo Corp.-Series A	17,370	319,261
R.R. Donnelley & Sons Co.	10,925	388,275
Tribune Co.	7,375	227,002

		934,538
RAILROAD TRANSPORTATION (0.27%)
Union Pacific Corp.	2,710	249,374

RETAIL-DRUG AND PROPRIETARY STORES (0.30%)
Walgreen Co.	6,100	279,929

TOBACCO PRODUCTS (0.37%)
Altria Group, Inc.	4,045	347,142

TRANSPORTATION EQUIPMENT (2.56%)
Federal Signal Corp.	36,400	583,856
Honeywell International, Inc.	27,400	1,239,576
ITT Industries, Inc.	10,190	578,996

		2,402,428

	Shares Held	Value

TRUCKING AND TRANSPORTATION (0.27%)
United Parcel Service, Inc.-Class B	3,320	$248,934

WHOLESALE TRADE — NONDURABLE GOODS (1.15%)
Dean Foods Co. (1)	10,579	447,280
SYSCO Corp.	17,085	628,045

		1,075,325

Total Common Stocks (Cost $42,297,311)		53,274,180

	Principal Amount
MORTGAGE-BACKED SECURITIES (2.53%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$66,000	67,974
Pool # 3040, 7.00%, due 02/01/31	36,597	37,684
Pool # 3188, 6.50%, due 02/01/32	105,449	107,976
Pool # 3239, 6.50%, due 05/01/32	162,172	166,057
Pool # 3333, 5.50%, due 01/01/33	275,280	273,672
Pool # 3403, 5.50%, due 06/01/33	224,543	223,232
Pool # 3442, 5.00%, due 09/01/33	914,645	887,197
Pool # 3459, 5.50%, due 10/01/33	614,434	610,846

Total Mortgage-Backed Securities (Cost $2,387,869)		2,374,638

UNITED STATES GOVERNMENT AGENCIES (24.93%)
Federal National Mortgage Assoc., 6.00%, due 11/09/15	975,000	969,569
Government National Mortgage Assoc., 5.00%, due 09/01/23	700,000	691,886
Government National Mortgage Assoc., 5.50%, due 05/01/24	2,000,000	1,967,464
Government National Mortgage Assoc., 5.00%, due 05/01/29	1,000,000	955,278
Government National Mortgage Assoc., 5.00%, due 09/01/29	600,000	591,068
Government National Mortgage Assoc., 5.00%, due 05/01/30	1,560,000	1,533,992
Government National Mortgage Assoc., 5.00%, due 04/01/31	1,500,000	1,479,541
Government National Mortgage Assoc., 5.00%, due 06/01/31	1,300,000	1,272,628
Government National Mortgage Assoc., 5.50%, due 02/01/32	1,300,000	1,293,139
Government National Mortgage Assoc., 5.00%, due 07/01/32	500,000	481,484
Government National Mortgage Assoc., 5.50%, due 07/01/32	2,250,000	2,211,561

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (continued)
Government National Mortgage Assoc., 5.50%, due 11/01/32	$2,000,000	$1,980,638
Government National Mortgage Assoc., 5.50%, due 02/01/33	2,500,000	2,455,992
Government National Mortgage Assoc., 5.00%, due 05/01/33	780,000	744,000
Government National Mortgage Assoc., 5.00%, due 06/01/33	1,693,200	1,649,757
Government National Mortgage Assoc., 3.47%, due 04/01/34	418,893	404,065
Government National Mortgage Assoc., 4.00%, due 10/01/34	766,843	744,401
Government National Mortgage Assoc., 5.50%, due 12/01/34	2,000,000	1,952,148

Total United States Government Agencies (Cost $23,285,583)		23,378,611

SHORT-TERM INVESTMENTS (15.55%)
COMMERCIAL PAPER (5.81%)
DEPOSITORY INSTITUTIONS (1.44%)
Citigroup CP, 5.27%, due 01/05/07	1,350,000	1,350,000

INSURANCE CARRIERS (1.49%)
Prudential Funding LLC, 5.24%, due 01/12/07	1,400,000	1,400,000

NONDEPOSITORY INSTITUTIONS (1.49%)
American General Finance Corp., 5.28%, due 01/03/07	900,000	900,000
General Electric Capital Corp., 5.27%, due 02/08/07	500,000	500,000

		1,400,000
PETROLEUM AND COAL PRODUCTS (1.39%)
Chevron Corp., 5.26%, due 01/30/07	1,300,000	1,300,000

Total Commercial Paper (Cost $5,450,000)		5,450,000

UNITED STATES GOVERNMENT AGENCIES (9.56%)
Federal Farm Credit Bank, due 02/05/07	1,200,000	1,193,658
Federal Home Loan Bank, due 01/10/07	1,100,000	1,098,270
Federal Home Loan Bank, due 01/17/07	1,300,000	1,296,657
Federal Home Loan Bank, due 01/24/07	1,350,000	1,345,164

	Principal Amount	Value

Federal Home Loan Mortgage Corp., due 02/08/07	$630,000	$626,418
Federal National Mortgage Assoc., due 01/19/07	1,200,000	1,196,563
Federal National Mortgage Assoc., due 01/26/07	1,125,000	1,120,662
Federal National Mortgage Assoc., due 02/14/07	1,100,000	1,092,789

Total United States Government Agencies (Cost $8,970,181)		8,970,181

	Shares Held
MONEY MARKET MUTUAL FUND (0.18%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $170,546)	170,546	170,546

Total Short-Term Investments (Cost $14,590,727)		14,590,727

Total Investments (99.81%) (Cost $82,561,490)		93,618,156

OTHER ASSETS LESS LIABILITIES (0.19%)
Cash, receivables, prepaid expense and other assets, less liabilities		177,722

Total Net Assets (100.00%)		$93,795,878

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

December 31, 2006

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (97.79%)
COMMERCIAL PAPER (22.47%)
FOOD AND KINDRED PRODUCTS (3.48%)
Coca-Cola Enterprises, Inc., 144A due 02/12/07 (1)	5.276%	$300,000	$298,078

INSURANCE CARRIERS (2.92%)
Prudential Funding LLC, 5.25%, due 03/01/07	5.246	250,000	250,000

NONDEPOSITORY INSTITUTIONS (13.15%)
American Express Credit Corp., 5.17%, due 03/15/07	5.166	250,000	250,000
American General Finance Corp., 5.23%, due 01/02/07	5.233	150,000	150,000
American General Finance Corp., 5.29%, due 01/29/07	5.286	225,000	225,000
General Electric Capital Corp., 5.29%, due 03/12/07	5.299	250,000	250,000
HSBC Finance Corp., 5.25%, due 01/18/07	5.246	250,000	250,000

			1,125,000

PETROLEUM AND COAL PRODUCTS (2.92%)
Chevron Corp., 5.28%, due 02/23/07	5.277	250,000	250,000

Total Commercial Paper (Cost $1,923,078)			1,923,078

UNITED STATES GOVERNMENT AGENCIES (75.32%)
Federal Farm Credit Bank, due 01/02/07	5.144	225,000	224,905
Federal Farm Credit Bank, due 01/04/07	5.196	200,000	199,858
Federal Home Loan Bank, due 01/05/07	5.208	250,000	249,786
Federal Home Loan Bank, due 01/12/07	5.218	250,000	249,536
Federal Home Loan Bank, due 01/19/07	5.193	250,000	249,291
Federal Home Loan Bank, due 02/07/07	5.228	225,000	223,750
Federal Home Loan Bank, due 02/14/07	5.217	200,000	198,694
Federal Home Loan Bank, due 02/16/07	5.214	250,000	248,298
Federal Home Loan Bank, due 03/09/07	5.235	200,000	198,040
Federal Home Loan Bank, due 03/16/07	5.233	350,000	346,227
Federal Home Loan Mortgage Corp., due 01/09/07	5.248	250,000	249,641
Federal Home Loan Mortgage Corp., due 01/16/07	5.182	250,000	249,398
Federal Home Loan Mortgage Corp., due 01/23/07	5.262	250,000	249,138
Federal Home Loan Mortgage Corp., due 01/26/07	5.217	200,000	199,231
Federal Home Loan Mortgage Corp., due 01/31/07	5.216	300,000	298,677
Federal Home Loan Mortgage Corp., due 02/09/07	5.240	225,000	223,683
Federal Home Loan Mortgage Corp., due 03/13/07	5.231	400,000	395,859
Federal National Mortgage Assoc., due 01/03/07	5.218	200,000	199,886
Federal National Mortgage Assoc., due 01/08/07	5.222	200,000	199,743
Federal National Mortgage Assoc., due 01/10/07	5.170	225,000	224,650
Federal National Mortgage Assoc., due 01/11/07	5.235	250,000	249,570
Federal National Mortgage Assoc., due 01/17/07	5.193	250,000	249,361
Federal National Mortgage Assoc., due 01/24/07	5.266	250,000	249,102
Federal National Mortgage Assoc., due 01/31/07	5.227	300,000	298,631
Federal National Mortgage Assoc., due 03/07/07	5.269	200,000	198,084
Federal National Mortgage Assoc., due 03/14/07	5.235	325,000	321,587

Total United States Government Agencies (Cost $6,444,626)			6,444,626

Total Short-Term Investments (Cost $8,367,704)			8,367,704

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO (continued)

December 31, 2006

	Annualized Yield on Purchase Date	Principal Amount	Value
OTHER ASSETS LESS LIABILITIES (2.21%)
Cash, receivables, prepaid expense and other assets, less liabilities			$189,278

Total Net Assets (100.00%)			$8,556,982

(1)	Restricted Security:
Coca-Cola Enterprises, Inc., was purchased at 99.128 on 12/14/2006. As of 12/31/06, the carrying value of each unit was 99.359, representing $298,078 or 3.48% of total net assets.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO

December 31, 2006

	Shares Held	Value

COMMON STOCKS (97.23%)
BUSINESS SERVICES (4.12%)
Microsoft Corp.	91,883	$2,743,626
Oracle Corp. (1)	57,149	979,534

		3,723,160
CHEMICALS AND ALLIED PRODUCTS (14.68%)
Abbott Laboratories	24,755	1,205,816
Amgen, Inc. (1)	17,835	1,218,309
Bristol-Myers Squibb Co.	35,343	930,228
Dow Chemical Co.	10,505	419,570
E.I. du Pont de Nemours & Co.	15,756	767,475
Eli Lilly & Co.	17,662	920,190
Johnson & Johnson	42,710	2,819,714
Merck & Co., Inc.	28,348	1,235,973
Pfizer, Inc.	44,377	1,149,364
Procter & Gamble Co.	40,222	2,585,068

		13,251,707
COMMUNICATIONS (4.47%)
AT&T, Inc.	34,855	1,246,066
Comcast Corp.-Class A (1)	22,036	932,784
Verizon Communications	36,562	1,361,569
Viacom, Inc.-Class B (1)	12,084	495,807

		4,036,226
DEPOSITORY INSTITUTIONS (11.31%)
Bank of America Corp.	45,666	2,438,108
Citigroup, Inc.	48,341	2,692,594
J. P. Morgan Chase & Co.	46,325	2,237,497
Wachovia Corp.	25,460	1,449,947
Wells Fargo Co.	39,005	1,387,018

		10,205,164
EATING AND DRINKING PLACES (2.49%)
McDonald’s Corp.	50,717	2,248,285

ELECTRIC, GAS AND SANITARY SERVICES (3.57%)
Dominion Resources, Inc.	11,370	953,261
Exelon Corp.	24,105	1,491,858
Southern Co.	21,215	781,985

		3,227,104
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (7.79%)
Cisco Systems, Inc. (1)	61,023	1,667,759
General Electric Co.	72,106	2,683,064
Intel Corp.	57,041	1,155,080
Motorola, Inc.	37,189	764,606
Texas Instruments, Inc.	26,461	762,077

		7,032,586

	Shares Held	Value

FOOD AND KINDRED PRODUCTS (3.05%)
Anheuser Busch Cos., Inc.	11,202	$551,138
Coca-Cola Co. (The)	25,859	1,247,697
PepsiCo, Inc.	15,208	951,260

		2,750,095
FORESTRY (0.49%)
Weyerhaeuser Co.	6,270	442,976

GENERAL MERCHANDISE STORES (2.14%)
Wal-Mart Stores, Inc.	41,773	1,929,077

INDUSTRIAL MACHINERY AND EQUIPMENT (8.70%)
3M Co.	17,453	1,360,112
Applied Materials, Inc.	23,520	433,944
Caterpillar, Inc.	28,044	1,719,938
Dell, Inc. (1)	30,585	767,377
EMC Corp. (1)	37,308	492,466
Hewlett-Packard Co.	40,454	1,666,300
International Business Machines Corp.	14,526	1,411,201

		7,851,338
INSURANCE CARRIERS (2.95%)
American International Group, Inc.	37,204	2,666,038

LUMBER AND WOOD PRODUCTS (1.13%)
Home Depot, Inc.	25,393	1,019,783

MOTION PICTURES (2.56%)
Disney (Walt) Co.	36,092	1,236,873
Time Warner, Inc.	49,492	1,077,936

		2,314,809
NONDEPOSITORY INSTITUTIONS (4.41%)
American Express Co.	51,742	3,139,187
Federal National Mortgage Assoc.	14,090	836,805

		3,975,992
PETROLEUM AND COAL PRODUCTS (8.95%)
Chevron Corp.	38,610	2,838,993
Exxon Mobil Corp.	68,376	5,239,653

		8,078,646
PRIMARY METAL INDUSTRIES (1.01%)
Alcoa, Inc.	30,278	908,643

PRINTING AND PUBLISHING (0.42%)
CBS Corp.-Class B	12,084	376,779

SECURITY AND COMMODITY BROKERS (0.62%)
Ameriprise Financial, Inc.	10,349	564,020

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
TOBACCO PRODUCTS (3.63%)
Altria Group, Inc.	38,185	$3,277,037

TRANSPORTATION EQUIPMENT (8.74%)
Boeing Co. (The)	31,442	2,793,307
General Motors Corp.	16,365	502,733
Honeywell International, Inc.	37,264	1,685,823
United Technologies Corp.	46,457	2,904,492

		7,886,355

Total Common Stocks (Cost $61,696,617)		87,765,820

SHORT-TERM INVESTMENTS (2.71%)
MONEY MARKET MUTUAL FUND (0.11%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $100,172)	100,172	100,172

	Principal Amount
COMMERCIAL PAPER (1.05%)
NONDEPOSITORY INSTITUTIONS (0.72%)
General Electric Capital Corp., 5.25%, due 01/08/07	$350,000	350,000
HSBC Finance Corp., 5.25%, due 01/25/07	300,000	300,000

		650,000
PETROLEUM AND COAL PRODUCTS (0.33%)
Chevron Corp., 5.22% due 01/03/07	300,000	300,000

Total Commercial Paper (Cost $950,000)		950,000

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (1.55%)
Federal Home Loan Bank, due 01/12/07	$300,000	$299,445
Federal Home Loan Bank, due 01/22/07	300,000	299,014
Federal Home Loan Mortgage Corp., due 02/13/07	300,000	298,068
Federal National Mortgage Assoc., due 01/17/007	500,000	498,718

Total United States Government Agencies (Cost $1,395,245)		1,395,245

Total Short-Term Investments (Cost $2,445,417)		2,445,417

Total Investments (99.94%) (Cost $64,142,034)		90,211,237

OTHER ASSETS LESS LIABILITIES (0.06%)
Cash, receivables, prepaid expense and other assets, less liabilities		49,870

Total Net Assets (100.00%)		$90,261,107

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1.	Significant Accounting Policies

Organization

EquiTrust Variable Insurance Series Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company, or mutual fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies’ separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see Note 3).

Security Valuation

All Portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other Portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for certain basis adjustments resulting from a taxable spin-off and taxable mergers. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

1.	Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Trustees, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. Adoption of FIN 48 is required for the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and concluded that there is no expected impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2006, the Fund does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

As of December 31, 2006, the following Portfolios had approximate net capital loss carryforwards set forth below:

	Portfolio
Net Capital Loss Carryforwards Expire In:	Strategic Yield	Blue Chip
2010	$1,497,000	$728,000
2011	571,000	4,672,000
2012	—	556,000
2013	—	60,000

	$2,068,000	$6,016,000

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes (continued)

For the year ended December 31, 2006, the Value Growth Portfolio utilized approximately $977,000 or all of its previous capital loss carryforwards and the Strategic Yield and Blue Chip Portfolios utilized approximately $192,000 and $1,058,000, respectively, of capital loss carryforwards.

As of December 31, 2006, the Value Growth, High Grade Bond, Managed and Blue Chip Portfolio have post-October capital losses of $14,664, $9,701, $94,497 and $6,408, respectively, that will be deferred to the first day of the next fiscal year.

As of December 31, 2006, the components of accumulated earnings and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value Growth	Strategic Yield	Managed
Undistributed ordinary income	$1,163,459	$7,750	$3,009,170
Undistributed capital gains	2,257,122	—	3,632,708
Accumulated capital losses	(14,664)	(2,067,683)	(94,497)
Net unrealized appreciation of investments	7,943,542	725,970	11,528,350
Other timing differences	—	(7,750)	—

Total accumulated earnings	$11,349,459	$(1,341,713)	$18,075,731

Differences between book and tax amounts are primarily attributable to taxable spin-offs, mergers and corporate inversions. Additionally, the Strategic Yield Portfolio held a trust preferred security which accrues income for tax purposes and not financial reporting purposes.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each Portfolio’s average daily net assets as follows: Value Growth Portfolio — 0.45%; High Grade Bond Portfolio — 0.30%; Strategic Yield Portfolio — 0.45%; Managed Portfolio — 0.45%; Money Market Portfolio — 0.25% ; and Blue Chip Portfolio — 0.20%, and (2) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

The Fund has entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the Fund’s shareholder service, transfer and dividend disbursing agent. EquiTrust Marketing Services, LLC serves as the principal underwriter and distributor. There are no fees paid by the Fund associated with these services.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the Portfolio for such period. During the year ended December 31, 2006, EquiTrust Investment further agreed to reimburse any Portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2006, no expense reimbursements were made to the Fund by EquiTrust Investment.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Management Contract and Transactions with Affiliates (continued)

Certain officers and trustees of the Fund are also officers of EquiTrust Investment, Farm Bureau Life Insurance Company and other affiliated entities. As of December 31, 2006, the total number of the shares of each Portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company and related separate accounts were as follows:

Portfolio	Shares
Value Growth	4,264,173
High Grade Bond	3,552,447
Strategic Yield	3,931,169
Managed	5,462,600
Money Market	6,794,262
Blue Chip	2,155,216

4.	Capital Share Transactions

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares Sold		Shares Issued In Reinvestment of Dividends and Distributions		Shares Redeemed		Net Increase (Decrease)
Portfolio	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended December 31, 2006:
Value Growth	255,896	$3,609,647	60,639	$836,213	373,100	$5,261,554	(56,565)	$(815,694)
High Grade Bond	596,516	5,992,257	186,353	1,872,291	332,120	3,333,560	450,749	4,530,988
Strategic Yield	717,781	6,518,284	258,257	2,345,363	518,599	4,701,758	457,439	4,161,889
Managed	468,970	7,173,849	445,511	6,620,289	442,686	6,802,184	471,795	6,991,954
Money Market	36,344,869	36,344,869	276,847	276,847	34,352,364	34,352,364	2,269,352	2,269,352
Blue Chip	101,702	3,765,368	46,259	1,635,261	264,053	9,720,213	(116,092)	(4,319,584)

Year ended December 31, 2005:
Value Growth	221,957	$2,908,508	53,423	$665,116	358,299	$4,688,291	(82,919)	$(1,114,667)
High Grade Bond	664,378	6,808,079	149,086	1,528,984	262,031	2,690,002	551,433	5,647,061
Strategic Yield	833,599	7,731,637	206,966	1,920,635	254,892	2,373,545	785,673	7,278,727
Managed	655,902	10,084,258	175,742	2,597,468	334,379	5,134,191	497,265	7,547,535
Money Market	36,520,136	36,520,136	122,167	122,167	36,946,738	36,946,738	(304,435)	(304,435)
Blue Chip	116,352	4,011,812	48,130	1,621,030	241,530	8,334,683	(77,048)	(2,701,841)

5.	Investment Transactions

For the year ended December 31, 2006, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$16,877,651	$15,566,841
High Grade Bond	7,486,498	1,269,131
Strategic Yield	9,033,596	4,912,916
Managed	15,383,952	16,170,676
Blue Chip	—	1,798,486

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Investment Transactions (continued)

The basis of the Fund’s investments in securities and the net unrealized appreciation of investments for U.S. federal income tax purposes as of December 31, 2006, by Portfolio, was composed of the following:

Portfolio	Tax Cost of Investments in Securities	Gross Unrealized		Net Unrealized Appreciation of Investments
		Appreciation	Depreciation
Value Growth	$57,722,360	$11,460,264	$3,516,722	$7,943,542
High Grade Bond	38,920,332	432,102	319,545	112,557
Strategic Yield	40,222,049	1,122,034	396,064	725,970
Managed	82,089,806	13,448,633	1,920,283	11,528,350
Blue Chip	64,142,034	32,982,171	6,912,968	26,069,203

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.

6.	Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

	Portfolio
Payable Date	High Grade Bond	Strategic Yield	Money Market
January 31, 2006	$0.0431	$0.0462	$0.0032
February 28, 2006	0.0319	0.0388	0.0029
March 31, 2006	0.0479	0.0471	0.0034
April 28, 2006	0.0388	0.0418	0.0032
May 31, 2006	0.0452	0.0490	0.0038
June 30, 2006	0.0438	0.0459	0.0037
July 31, 2006	0.0437	0.0454	0.0039
August 31, 2006	0.0436	0.0488	0.0040
September 29, 2006	0.0423	0.0503	0.0037
October 31, 2006	0.0447	0.0454	0.0041
November 30, 2006	0.0434	0.0482	0.0038
December 29, 2006	0.0413	0.0416	0.0037

Total dividends per share	$0.5097	$0.5485	$0.0434

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Dividends and Distributions to Shareholders (continued)

In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 2006 for the following Portfolios:

Ordinary Income Dividends:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share	Percent Qualifying for Deductions by Corporations
Value Growth	1/18/06	1/18/06	1/19/06	0.1899	100%
Managed	1/18/06	1/18/06	1/19/06	0.3738	51%
Blue Chip	1/18/06	1/18/06	1/19/06	0.7012	100%

Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
Managed	1/18/06	1/18/06	1/19/06	0.8778

The federal income tax character of dividends and distributions to shareholders during 2006 and 2005 was the same for financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2006, 2005, 2004, 2003 and 2002

	Value Growth Portfolio					High Grade Bond Portfolio
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of year	$13.65	$12.98	$11.76	$9.14	$10.39	$10.16	$10.38	$10.42	$10.39	$10.08
Income From Investment Operations
Net investment income	0.27	0.19	0.15	0.12	0.14	0.51	0.47	0.45	0.47	0.50
Net gains (losses) on securities (both realized and unrealized)	1.36	0.63	1.20	2.64	(1.20)	(0.04)	(0.20)	—	0.08	0.32

Total from investment operations	1.63	0.82	1.35	2.76	(1.06)	0.47	0.27	0.45	0.55	0.82

Less Distributions
Dividends (from net investment income)	(0.19)	(0.15)	(0.13)	(0.14)	(0.19)	(0.51)	(0.47)	(0.45)	(0.47)	(0.50)
Distributions (from capital gains)	—	—	—	—	—	—	(0.02)	(0.04)	(0.05)	(0.01)

Total distributions	(0.19)	(0.15)	(0.13)	(0.14)	(0.19)	(0.51)	(0.49)	(0.49)	(0.52)	(0.51)

Net asset value, end of year	$15.09	$13.65	$12.98	$11.76	$9.14	$10.12	$10.16	$10.38	$10.42	$10.39

Total Return:
Total investment return based on net asset value (1)	12.07%	6.41%	11.53%	30.68%	(10.43)%	4.78%	2.65%	4.30%	5.43%	8.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$65,712	$60,223	$58,354	$52,812	$40,953	$39,371	$34,946	$29,980	$26,659	$24,984
Ratio of total expenses to average net assets	0.58%	0.58%	0.58%	0.63%	0.59%	0.44%	0.45%	0.45%	0.49%	0.46%
Ratio of net investment income to average net assets	1.88%	1.42%	1.22%	1.26%	1.46%	5.08%	4.63%	4.34%	4.51%	4.92%
Portfolio turnover rate	30%	18%	17%	17%	15%	17%	12%	26%	28%	22%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Strategic Yield Portfolio					Managed Portfolio
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of year	$9.14	$9.37	$9.13	$8.75	$8.90	$15.80	$15.67	$14.73	$12.34	$13.00
Income From Investment Operations
Net investment income	0.55	0.53	0.55	0.63	0.62	0.49	0.35	0.27	0.30	0.34
Net gains (losses) on securities (both realized and unrealized)	0.05	(0.23)	0.24	0.38	(0.15)	1.28	0.32	0.97	2.43	(0.57)

Total from investment operations	0.60	0.30	0.79	1.01	0.47	1.77	0.67	1.24	2.73	(0.23)

Less Distributions
Dividends (from net investment income)	(0.55)	(0.53)	(0.55)	(0.63)	(0.62)	(0.37)	(0.27)	(0.30)	(0.34)	(0.43)
Distributions (from capital gains)	—	—	—	—	—	(0.88)	(0.27)	—	—	—

Total distributions	(0.55)	(0.53)	(0.55)	(0.63)	(0.62)	(1.25)	(0.54)	(0.30)	(0.34)	(0.43)

Net asset value, end of year	$9.19	$9.14	$9.37	$9.13	$8.75	$16.32	$15.80	$15.67	$14.73	$12.34

Total Return:
Total investment return based on net asset value (1)	6.79%	3.26%	8.94%	11.97%	5.43%	11.99%	4.53%	8.58%	22.72%	(1.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$41,481	$37,067	$30,637	$25,498	$22,395	$93,796	$83,368	$74,876	$66,733	$54,428
Ratio of total expenses to average net assets	0.58%	0.59%	0.59%	0.65%	0.61%	0.55%	0.56%	0.56%	0.62%	0.58%
Ratio of net investment income to average net assets	6.04%	5.71%	5.98%	7.07%	7.04%	2.98%	2.34%	1.87%	2.35%	2.73%
Portfolio turnover rate	16%	1%	34%	32%	34%	24%	24%	26%	24%	18%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Money Market Portfolio					Blue Chip Portfolio
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$35.27	$35.17	$33.65	$27.22	$34.14
Income From Investment Operations
Net investment income	0.04	0.02	0.01	0.01	0.01	0.79	0.70	0.67	0.50	0.46
Net gains (losses) on securities (both realized and unrealized)	—	—	—	—	—	5.25	0.07	1.35	6.38	(6.88)

Total from investment operations	0.04	0.02	0.01	0.01	0.01	6.04	0.77	2.02	6.88	(6.42)

Less Distributions
Dividends (from net investment income)	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.70)	(0.67)	(0.50)	(0.45)	(0.50)
Distributions (from capital gains)	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.70)	(0.67)	(0.50)	(0.45)	(0.50)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$40.61	$35.27	$35.17	$33.65	$27.22

Total Return:
Total investment return based on net asset value (1)	4.43%	2.50%	0.74%	0.52%	1.16%	17.42%	2.29%	6.07%	25.70%	(19.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$8,557	$6,288	$6,592	$6,728	$8,150	$90,261	$82,501	$84,960	$79,832	$63,699
Ratio of total expenses to average net assets	0.54%	0.61%	0.56%	0.59%	0.52%	0.31%	0.31%	0.30%	0.36%	0.31%
Ratio of net investment income to average net assets	4.37%	2.47%	0.72%	0.53%	1.16%	2.07%	1.98%	2.00%	1.72%	1.50%
Portfolio turnover rate	—%	—%	—%	—%	—%	—%	—%	1%	17%	—%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the year.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

EquiTrust Variable Insurance Series Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios] as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

January 31, 2007

OFFICERS AND TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Persons(2)

Craig A. Lang (55)	President and Trustee	Since 2002	Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemen’s Beef Board; Dairy Farmer	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Director, Iowa Economic Development Board (Des Moines, Iowa)

William J. Oddy (62)	Vice President and Trustee	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer and Director, EquiTrust Investment Management Services, Inc.; Vice President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

James W. Noyce (51)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc. Real Estate Ventures, LTD. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.

Dennis M. Marker (55)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Stephen M. Morain (61)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

JoAnn Rumelhart (53)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC.; Executive Vice President, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Vice President, EquiTrust Life Insurance Company.

John M. Paule (50)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Lou Ann Sandburg (58)	Vice President- Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Kristi Rojohn (43)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rob Ruisch (40)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Karen Garza (37)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jennifer Morgan (36)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Sara Welp (24)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jodi Winslow (31)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Non-Interested Persons

Erwin H. Johnson (64) 1841 March Avenue Charles City, Iowa 50616-9115	Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner; Iowa State University Cooperative Extension Service; Seed Sales, Syngenta;	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (64) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (50) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13

James D. Wallace (52) 1111 Ashworth Road West Des Moines IA 50265	Trustee	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries; former President and CEO, National Travelers Life Company and various subsidiaries	13

Erlin J. Weness (62) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; Extension Educator—Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

[1]

Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as trustee until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee and until a successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.

[2]

All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested trustees of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM CT.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. All, except one, of the Fund’s officers and interested trustees are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested trustees serve without any compensation from the Fund. Each of the trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated trustee will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each trustees’ meeting of the EquiTrust Mutual Funds attended. A fee of $1,000 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $1,250 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended December 31, 2006, the Fund paid trustees’ fees totaling $26,833.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

On November 16, 2006, the Board of Trustees, including a majority of the trustees who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent trustees”), approved for continuance the Investment Advisory and Management Services Agreement dated April 6, 1987, as amended August 21, 1990, May 1, 1997 and May 21, 2003 (the “Agreement”) between EquiTrust Variable Insurance Series Fund (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Trustees, including a majority of the independent trustees, determined that approval of the Agreement was in the best interests of the Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed each Portfolio since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Adviser managed the Portfolios and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Portfolios, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on each Portfolio’s total returns and average annual total returns over various periods of time as compared to relevant market indices and a peer group of funds pursuing broadly similar strategies. The Board also considered for each Portfolio, with the exception of the Money Market Portfolio, the Portfolio’s Morningstar rating. The Board concluded that as to each Portfolio, the investment performance was satisfactory, versus relevant market indices, and was generally in line with the other mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Portfolio were appropriate and that the quality was good.

Fees and Expenses. For each Portfolio, the Board compared the amounts paid to the Adviser for advisory services and each Portfolio’s expense ratio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. This information showed that, with the exception of the High Grade Bond Portfolio, the advisory fee of each Portfolio was below average compared to other mutual funds pursuing broadly similar strategies. This information also showed that the expense ratio for each Portfolio was below average compared to similar mutual funds. In addition, the Board considered amounts paid to the Adviser by other EquiTrust funds. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different than the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds. Based on the information considered, the Board concluded that each Portfolio’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from each Portfolio, and requested and received from the Adviser information on each Portfolio’s net assets and expense ratios over a ten-year period. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded for each Portfolio that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board reviewed each Portfolio’s net assets and expense ratios over a ten-year period. The Board noted that the High Grade Bond, Strategic Yield and Value Growth Portfolios have advisory fee breakpoints designed to share economies of scale with shareholders. The Board also considered that the current size of each Portfolio does not lend itself to economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios were reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services and fees received by an affiliate of the Adviser for distribution services. The Board also considered the Adviser’s placement of trades for certain of the Fund’s portfolios with broker-dealers that provide research products and services, in addition to the execution of the securities transactions. In doing so, the Board considered the Adviser’s determination that, among other things, the level and amount of such commissions were reasonable in relation to the value and type of research and services received, including the benefit of the research to the portfolio managers in the performance of their investment decision-making responsibilities. The Board concluded that, taking into account these benefits, the Portfolios’ advisory fees were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Information on Proxy Voting:

EquiTrust Variable Insurance Series Fund, Inc. (the “Fund”) has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment Management Services, Inc. (the “Adviser”). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2006 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.

Form N-Q Disclosure:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at its principal executive office.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2) The audit committee financial expert is James D. Wallace. Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s fiscal years ended December 31, 2005 and December 31, 2006, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $54,900 and $56,200, respectively.

(b)	Audit-Related Fees: There were no audit-related fees billed to the Fund for the fiscal years ended December 31, 2005 and December 31, 2006.

(c)	Tax Fees: None.

(d)	All Other Fees: For the Fund’s fiscal years ended December 31, 2005 and December 31, 2006, the aggregate fees billed by the Fund’s principal accountant included fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

Fiscal Year Ended:	December 31, 2005	December 31, 2006
Fees related to audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. and for research and consultation on miscellaneous accounting matters	$75,008	$79,800
Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc. related to the audits of these entities and for research and consultation on miscellaneous accounting matters	$42,700	$43,200

(e)	(1) The Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

…

C.	Independent registered public accounting firm

…

2.	Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm. Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.	bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser, or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.

Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”[1] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

[1]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

•

The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

…

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-audit Fees: There were no non-audit fees billed for the fiscal years ended December 31, 2005 and December 31, 2006.

(h)	The Audit Committee of the Board of Trustees of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable. See Item 2(a).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    EquiTrust Variable Insurance Series Fund

By:	/s/ Dennis M. Marker
	Name:	Dennis M. Marker
	Title:	Chief Executive Officer
	Date:	2/19/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
	Name:	Dennis M. Marker
	Title:	Chief Executive Officer
	Date:	2/19/07

By:	/s/ James P. Brannen
	Name:	James P. Brannen
	Title:	Chief Financial Officer
	Date:	2/19/07